UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 17, 2022

Date of Report (Date of earliest event reported)

Adverum Biotechnologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36579	20-5258327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Saginaw Drive Redwood City, CA	94063
(Address of principal executive offices)	(Zip code)

(650) 656-9323

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2022, the Board of Directors (the “Board”) of Adverum Biotechnologies, Inc., upon the recommendation of the Nominating and Corporate Governance Committee of the Board, increased the size of the Board to nine members and appointed each of Soo Hong and Rabia Gurses Ozden, M.D. to the Board to fill the newly created directorships, effective immediately. Ms. Hong will serve as a Class I director of Adverum, to hold office until Adverum’s 2024 annual meeting of stockholders, and Dr. Ozden will serve as a Class III director, to hold office until Adverum’s 2023 annual meeting of stockholders. Ms. Hong and Dr. Ozden will serve until their respective successors are elected and qualified, or until their earlier respective death, resignation or removal. The Board has determined that Ms. Hong and Dr. Ozden satisfy the applicable independence requirements of the Nasdaq Listing Rules. No committee assignments for Ms. Hong or Dr. Ozden are contemplated at this time.

On the date of their appointment to the Board, Ms. Hong and Dr. Ozden each received an option to purchase 80,000 shares of Adverum’s common stock pursuant to Adverum’s 2014 Equity Incentive Award Plan. One-third of the shares subject to the option vest on each anniversary of the grant date, subject to their continued service to Adverum on each such vesting date.

Ms. Hong and Dr. Ozden will participate in Adverum’s standard compensation program for non-employee directors, which is described under the caption “Non-Employee Director Compensation” in Adverum’s proxy statement filed with the Securities and Exchange Commission on April 15, 2021.

Additionally, Adverum and each of Ms. Hong and Dr. Ozden have entered into indemnification agreements in substantially the same form that Adverum has entered into with each of its existing directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVERUM BIOTECHNOLOGIES, INC.

Date: March 17, 2022	By:	/s/ Laurent Fischer
Laurent Fischer, M.D. President and Chief Executive Officer